Exhibit 99.2

Q3 2017 Conference Call Veeco Instruments Inc. November 2, 2017

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

9¢ Non-GAAP EPS $132M Revenue Q3 2017 Highlights Bookings up sequentially; backlog building Backlog growth driven by multiple system orders from LED customers in Asia and Europe Stronger revenue driven by MOCVD and PSP System sales $162M Bookings Q3 Results Note: A reconciliation of GAAP to Non-GAAP financial measures may be found in Back-up & Reconciliation Tables $6.8M Non-GAAP Op Income

CFO Financial Review Sam Maheshwari

Q3 2017 Revenue Breakdown by End Market and Geography LED Lighting, Display & Compound Semi driven by continued roll-out of MOCVD and PSP systems into Europe, China and South East Asia Q3 2017 Revenue by End Market Q3 2017 Revenue by Geography Note: Amounts may not calculate precisely due to rounding 17% Advanced Packaging, MEMS & RF 13% Front-End Semi 45% LED Lighting, Display & Compound Semi $132M 49% Rest of World 12% China 13% EMEA 26% United States 25% Scientific & Industrial China excludes approximately $28.5 million of deferred revenue ROW driven by sales into Malaysia and South Korea Bookings up 32% sequentially to $162 million; Multiple System Orders for MOCVD

P&L Highlights ($M) Q2 17 Q3 17 Q2 17 Q3 17 Revenue $115.1 $131.9 $115.1 $131.9 Gross Profit 38.7 53.1 46.7 55.8% 33.6% 40.2% 40.6% 42.3% R&D 18.6 24.1 17.9 23.2 SG&A & Other 22.7 29.6 19.2 25.7 Operating Income/(Loss) (27.0) (18.9) 9.6 6.8 Net Income/(Loss) (18.4) (21.9) 6.4 4.3 Earnings/(Loss) Per Share ($0.43) ($0.47) $0.15 $0.09 GAAP Non-GAAP Note: Amounts may not calculate precisely due to rounding A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

($M) Q1 17 Q2 17 Q3 17 Cash & Short-term Investments 682 303 321 Accounts Receivable 51 108 114 Inventories 65 120 114 Accounts Payable 31 46 54 Long-term Debt 268 270 273 Cash Flow from Operations 6.3 (15.9) 24.9 Balance Sheet Highlights DSO 49 85 78 DOI 107 109 133 DPO 47 54 61 Note: Amounts may not calculate precisely due to rounding

Q4 2017 Guidance Revenue $135M–$155M $135M–$155M Gross Margins 39%–41% 39%–41% Net Income (Loss) ($15M)–($8M) $0M–$7M Earnings Per Share ($0.33)–($0.17) $0.00–$0.16 Non-GAAP Operating Income $5M–$12M Non-GAAP GAAP Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Business Update & Outlook

LED Lighting, Display & Compound Semi Demand being driven by: Growth of LED in General Lighting Continued migration to larger sized TVs; - requiring more LEDs to backlight Growing adoption of Fine-pitch Display; - stadiums, lobbies, retail We continue to win business in China New EPIK 868 – the industry benchmark for highest productivity per fab foot; - Designed to meet needs of our customers in China Multiple system orders received from leading LED manufacturers Fine-pitch LED displays Announced Strategic Initiative with Allos Semi 200mm GaN-on-Si wafers for Blue/Green Micro-LEDs Veeco Propel Power GaN MOCVD System New TurboDisc EPIK 868 GaN MOCVD System

Advanced Packaging, MEMS and RF Positioned for growth when market strengthens Veeco sustained our leadership position and maintained strong market share of 73% AP impacted by weaker smartphone shipments worldwide Advanced FOWLP applications expanding to applications such as: Baseband processors RF transceivers Switches PMICs

Front-End Semi Update: Veeco Remains Well-Positioned China buildout of 28nm fabs continues Select customers expected to begin focus on 14nm next year Veeco actively supporting 10nm ramp and 7nm process development in Korea Melt tool progressing well; customers actively working on 7nm and 5nm processes Ion Beam Etch system for MRAM garnering tremendous customer interest; high volume manufacturing to begin in 2018

Ultratech Update – Integration on Track Key milestones achievable over next 18-24 months Sales organization integration COMPLETED Field service integration COMPLETED ERP conversion IN PROGRESS Focused R&D projects IN PROGRESS Material cost reductions IN PROGRESS Integration Proceeding Well Poised to Deliver Enhanced Shareholder Value Accelerates growth potential in Advanced Packaging Expected to increase scale and diversify revenue

Summary 2017: a transformative year for Veeco Backlog continuing to grow Ultratech integration on track Veeco executing on strategy to increase scale, diversify revenue and improve profitability

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation Note: Amounts may not calculate precisely due to rounding US$ millions Q2 17 Q3 17 Net Sales $115.1 $131.9 GAAP Gross Profit 38.7 53.1 GAAP Gross Margin 33.6% 40.2% Add: Release of inventory fair value step-up for purchase accounting 7.4 1.9 Add: Share-Based Comp 0.5 0.7 Add: Depreciation of PP&E fair value step-up for purchase accounting - 0.1 Add: Accelerated Depreciation 0.1 - Non-GAAP Gross Profit $46.7 $55.8 Non-GAAP Gross Margin 40.6% 42.3% US$ millions, except per share data Q2 17 Q3 17 GAAP Basic EPS (0.43) (0.47) GAAP Diluted EPS (0.43) (0.47) GAAP Net Income (Loss) (18.4) (21.9) Add: Share-Based Comp 9.6 6.2 Add: Amortization 6.4 12.5 Add: Restructuring 2.4 4.1 Add: Acquisition Related 9.9 0.8 Add: Release of inventory fair value step-up for purchase accounting 7.4 1.9 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.3 Add: Accelerated Depreciation 0.1 - Add: Asset Impairment 0.7 - Add: Non-Cash Interest Expense 2.7 2.7 Add: Tax Adjustment from GAAP to Non-GAAP (14.5) (2.3) Non-GAAP Net Income (Loss) 6.4 4.3 Non-GAAP Basic EPS 0.15 0.09 Non-GAAP Diluted EPS 0.15 0.09 US$ millions Q2 17 Q3 17 GAAP Net Income (Loss) $(18.4) $(21.9) Add: Share-Based Comp 9.6 6.2 Add: Amortization 6.4 12.5 Add: Restructuring 2.4 4.1 Add: Acquisition Related 9.9 0.8 Add: Release of inventory fair value step-up for purchase accounting 7.4 1.9 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.3 Add: Accelerated Depreciation 0.1 - Add: Asset Impairment 0.7 - Add: Interest Expense 4.3 4.7 Subtract: Tax benefit (12.9) (1.8) Non-GAAP Operating Income $9.6 $6.8

Q3 2017 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $131.9 $131.9 Gross Profit 53.1 0.7 2.0 55.8 Gross Margin 40.2% 42.3% Research and Development 24.1 (0.9) 23.2 Selling, General, and Administrative and Other 29.6 (3.7) (0.2) 25.7 Net Income (Loss) $(21.9) 6.2 12.5 7.5 $4.3 Income (Loss) Per Common Share: Basic $(0.47) $0.09 Diluted (0.47) 0.09 Weighted Average Number of Shares: Basic 46.9 47.1 Diluted 46.9 47.3 Other Non-GAAP Adjustments Restructuring 4.1 Acquisition Related 0.8 Release of inventory fair value step-up associated with the Ultratech purchase accounting 1.9 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.3 Non-Cash Interest Expense 2.7 Non-GAAP Tax Adjustment (2.3) Total Other 7.5 Note: Amounts may not calculate precisely due to rounding

Q4 2017 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $135–$155 $135–$155 Gross Profit 52–63 1 — — 53–64 Gross Margin 39%–41% 39%–41% Net Income (Loss) ($15)–($8) 5 12 (2) $0–$7 Income (Loss) per Diluted Share ($0.33)–($0.17) $0.00–$0.16 GAAP Net Income (Loss) ($15)–($8) Share-Based Compensation 5 Amortization 12 Restructuring 1 Acquisition related expense 1 Interest Expense 5 Income Tax Expense (Benefit) (4) Non-GAAP Operating Income $5–$12 Non-GAAP Adjustments Note: Amounts may not calculate precisely due to rounding